EXHIBIT 10.15.2

                            EXTENSION AGREEMENT

    This Extension Agreement (this "Agreement"), entered into on April 25, 1994, by and between Sunbelt Nursery Group, Inc., a Delaware corporation ("Borrower"), and Pier 1 Imports, Inc., a Delaware corporation ("Pier 1"), and Pier-SNG, Inc., a Delaware corporation ("Pier-SNG" and, collectively with Pier 1, sometimes referred to as "Lender").

                              RECITALS

    A. Borrower and Pier 1 entered into that certain Credit Facilities Agreement dated as of April 28, 1993 (such Credit Facilities Agreement, as the same has been amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement") pursuant to which Pier 1 extended credit to or for the benefit of Borrower in the form of a revolving credit facility, a real estate leasing facility and Pier 1 guaranties of Borrower indebtedness on the terms and conditions set forth in the Credit Agreement.

    B. Pursuant to the Credit Agreement, Pier 1 guaranteed payment of Borrower's note obligation to Texas Commerce Bank National Association, as successor by merger to Texas Commerce Bank, National Association (the "TCB Note"), and the Borrower's note obligation to Standard Chartered Bank (the "Standard Chartered Note") in the approximate aggregate principal amount of $9.715 million (the TCB Note and the Standard Chartered Note, sometimes collectively referred to as the "Notes").

    C.      In April 1994, Pier-SNG acquired the Notes.

    D. In addition to the amounts owed in connection with the Notes, Borrower owes an additional principal amount of approximately $2 million to Pier 1 pursuant to notes issued under the Credit Agreement (the aggregate principal amount owed under the Notes and pursuant to the Credit Agreement, together with all accrued, unpaid interest thereon and all fees and expenses from time to time related thereto, sometimes collectively referred to as the "Revolving Credit Balance").

    E. The maturity date of the Credit Agreement and of the Standard Chartered Note is April 28, 1994, and the maturity date for the TCB Note is April 25, 1994.

    F. Borrower is attempting to refinance (the "New Financing") the Revolving Credit Balance. To facilitate the New Financing, Borrower has requested that Lender amend the Credit Agreement and the Notes to extend the maturities thereof as herein provided.

    NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

    1. Extension Consideration. In consideration of Lender's Agreement to extend the maturity of the Notes and Credit Agreement through and including June 30, 1994 as herein provided, Borrower shall, contemporaneously with the execution of this Agreement, pay to Lender the sum of $120,000 in cash or immediately available funds (the "Consideration").

    2.      Amendments of the Credit Agreement and the Notes.

    (a) Amendment of the Credit Agreement. The definition "Termination Date" in Section 1.1 of the Credit Agreement is, effective as of the date of this Agreement and Lenders's receipt of the Consideration ("Effective Date"), hereby replaced in its entirety as follows:

    "Termination Date" shall mean (i) June 30, 1994, or the earlier date of termination in whole of the Commitment pursuant to Sections 2.7 or 6.2

    (b) Amendment of the TCB Note. The definition "Original Termination Date" in Section 1.1 of that certain Revolving Credit Facility Agreement (the "TCB Facility") dated as of December 30, 1991, as amended, between Borrower and Texas Commerce Bank, National Association, as predecessor in interest to Pier-SNG, is, effective as of the Effective Date, hereby replaced in its entirety as follows:

    "Original Termination Date" shall mean (i) June 30, 1994.

    (c) Amendment to the Standard Chartered Note. The definition "Termination Date" in Section 1.1 of that certain Revolving Credit Facility Agreement (the "SCB Facility") dated as of January 31, 1992, as amended, between Borrower and Standard Chartered Bank, as predecessor in interest to Pier-SNG, is, effective as of the Effective Date, hereby replaced in its entirety as follows:

    "Termination Date" shall mean (i) June 30, 1994, or the earlier date of termination in the whole of the Commitment pursuant to Sections 2.7 or 6.2.

    (d) Payment of Accrued Interest. The Notes and Credit Agreement are hereby amended so as to provide for Borrower's delivery to Lender of the following interest payments thereunder:

        i) Accrued Interest on the Revolving Credit Balance as provided for under the Notes and Credit Agreement ("Accrued Interest") for the month of April 1994 shall be payable to Lender on or before April 30, 1994;

        ii) Accrued Interest for the month of May 1994 shall be payable to Lender on or before May 31, 1994; and

        iii) Accrued Interest for the month of June 1994 shall be payable to Lender on or before June 30, 1994.

    (e) Forgiveness of Certain Indebtedness. In the event Borrower repays to Lender an amount equal to the Revolving Credit Balance less the sum of $120,000, Lender shall, irrespective of the date of such repayment, forgive the remaining $120,000 Revolving Credit Balance.

    (f) Amendment of the Notes and Credit Agreement. Notwithstanding any provision in the Notes or the Credit Agreement to the contrary, Borrower shall not have the right to obtain any additional extensions of credit under the Notes or Credit Agreement.

    3. Representations and Warranties. (a) To induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender that (i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under this Agreement, (ii) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Borrower and do not and will not violate the certificate of incorporation or bylaws of Borrower or any other agreement to which Borrower is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which it or any of its properties is bound and (iii) Borrower will apply the net proceeds of the New Financing to repay the Revolving Credit Balance.

    (b) Lender hereby represents and warrants to Borrower that (i) Pier-SNG is the sole owner of the Notes and is successor in interest to the respective banks under the SCB Facility and the TCB Facility with full power and authority to amend such facilities, (ii) each of Pier 1 and Pier-SNG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under this Agreement and (iii) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Pier 1 or Pier-SNG and do not and will not violate the certificate of incorporation or bylaws of Pier 1 or Pier-SNG or any other agreement to which either Pier 1 or Pier-SNG is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which they or any of their properties is bound.

    4. Covenants. Notwithstanding any provisions to the contrary contained in the Credit Agreement, Borrower hereby covenants and agrees that it will perform, observe and comply with each of the following covenants:

    (a) Weekly Financial Report. Borrower shall provide to Lender by 2:00 p.m., Fort Worth, Texas time on the second business day of each week, beginning May 3, 1994, a financial report for Borrower for the previous week containing income, expense and cash flow information. All such reports shall be prepared in accordance with sound accounting principles consistently applied and shall be certified by the chief executive officer or the chief financial officer of Borrower to be true and correct to the best of such person's knowledge.

    (b) Other Indebtedness. Borrower shall not, and shall not suffer its subsidiaries to, repay any indebtedness owing to any parent, affiliate or controlling person prior to repayment in full of the Revolving Credit Agreement.

    5. Ratification of Loan Documents. Borrower hereby acknowledges and agrees that the Credit Agreement, the Notes, and all guarantees thereof and security interests granted in connection therewith in favor of Lender shall remain in full force and effect and binding on the respective parties thereto, enforceable in accordance with their respective terms. Except as provided herein, Borrower hereby ratifies and confirms the Notes and Credit Agreement and all of its obligations thereunder.

    6. No Obligation of Lender. Except as provided herein, Lender shall have no further obligation whatsoever to extend the maturity of the Notes or Credit Agreement, waive any Events of Default or defer any payments.
Borrower hereby acknowledges and understands that upon the maturity of the Notes or Credit Agreement, as extended hereby, Lender shall have the right to proceed to exercise any or all rights and remedies to which it is entitled, which may include foreclosure on any collateral securing the Notes and Credit Agreement and the institution of legal proceedings.

    7. No Implied Waivers. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement, the Notes or any document related thereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Notes and the Credit Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege; provided, however, that any waiver currently in effect with respect to the Credit Agreement or the Notes shall remain in full force and effect through the extended maturity dates.

    8. Expenses of Lender. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, execution and administration of this Agreement, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights or remedies under this Agreement, the Credit Agreement or the Notes, including without limitation the reasonable fees and expenses of Lender's legal counsel.

    9. Indemnification. Section 2.16 of the Credit Agreement is applicable to this Agreement.

    10. Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

    11. Review and Construction of Documents. Borrower hereby acknowledges, and represents and warrants to Lender, that (i) Borrower has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (ii) Borrower has reviewed this Agreement and fully understands the effects thereof and all terms and provisions contained therein, and (iii) Borrower has executed this Agreement of its own free will and volition.

    12. Entire Agreement; Amendment. This agreement embodies the final, entire agreement between the parties hereto regarding the maturity extensions granted herein and supersedes any and all prior commitments, representations and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. The Notes, Credit Agreement and related documents, including but not limited to the Loan Papers (as defined in the Credit Agreement), continue to evidence the agreement of the parties with respect to the subject matter thereof.

    13. Notices. All notices, requests, demands and other communications under this Agreement shall be given in accordance with the provisions of the Loan Papers (as defined in the Credit Agreement).

    14. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that Borrower may not assign any rights or obligations under this Agreement without prior written consent of Lender.

    15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    16. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of the Agreement.

    17. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

    18. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

    19. Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably necessary or advisable to carry out the intents and purposes of this Agreement.

    IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

                                 SUNBELT NURSERY GROUP, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 PIER 1 IMPORTS, INC.

                                 By: _____________________________
                                 Title:___________________________



                                 PIER-SNG, INC.

                                 By: _____________________________
                                 Title:___________________________


    To induce Lender to enter into the foregoing Agreement, each of the undersigned consent and agree (a) to the execution and delivery of the foregoing Agreement, (b) that such agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect any obligations, guarantees or assurances heretofore granted by each of the undersigned to Lender, which shall each continue to be in full force and effect. Each of the undersigned parties waive notice of acceptance of this Agreement by Lender, which Agreement shall be binding upon each of the undersigned and the successors and assigns of each of the undersigned and shall inure to the benefit of Lender and their successors and assigns.

                                 WOLFE NURSERY, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 TIP TOP NURSERIES, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 HOUSTON PATIO & GARDEN CENTERS, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 GREEN BROS. NURSERY, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 SUNBELT MANAGEMENT SERVICES, INC.

                                 By: _____________________________
                                 Title:___________________________


                                 NURSERYLAND GARDEN CENTERS, INC.

                                 By: _____________________________
                                 Title:___________________________

                            WAIVER AGREEMENT


    This Agreement (this "Agreement"), entered into as of May 12, 1994, by and between Sunbelt Nursery Group, Inc., a Delaware corporation ("Borrower"), and Pier 1 Imports, Inc., a Delaware corporation ("Pier 1"), and Pier-SNG, Inc., a Delaware corporation ("Pier-SNG" and, collectively with Pier 1, sometimes referred to as "Lender"), relates to the following four agreements, as amended, supplemented, waived, extended or otherwise modified from time to time, and to the notes issued pursuant to (i), (ii) and (iii) below: (i) Revolving Credit Facility Agreement dated as of December 30, 1991, between Borrower and Texas Commerce Bank National Association as successor by merger to Texas Commerce Bank, National Association (the "TCB Agreement"), (ii) Revolving Credit Facility Agreement dated as of January 31, 1992 between Borrower and Standard Chartered Bank (the "SCB Agreement"); (iii) Credit Facilities Agreement dated as of April 28, 1993 between Borrower and Pier 1 (the "Pier 1 Agreement," and collectively with the TCB Agreement and the SCB Agreement, the "Credit Agreements"); and (iv) Extension Agreement dated as of April 25, 1994 by and between Borrower and Pier 1 and Pier-SNG (the
"Extension Agreement").

                             RECITALS

    A. Borrower and Pier 1 entered into the Pier 1 Agreement pursuant to which Pier 1 extended credit to or for the benefit of Borrower in the form of a revolving credit facility, a real estate leasing facility and Pier 1 guaranties of Borrower indebtedness on the terms and conditions set forth in the Pier 1 Agreement.

    B. Pursuant to the Pier 1 Agreement, Pier 1 guaranteed payment of Borrower's note obligations under the TCB Agreement and the SCB Agreement.

    C. In April 1994, Pier-SNG acquired the notes issued pursuant to the TCB Agreement and the SCB Agreement.

    D. Lender and Borrower entered into that certain Extension Agreement dated as of April 25, 1994 and relating to the Credit Agreements.

    E. Borrower has requested that Lender (i) waive certain provisions of the Credit Agreements and the Extension Agreement and (ii) forbear with respect to the provisions so waived, and Lender is willing to so waive and forbear on the terms and conditions hereof.

                             AGREEMENT

    NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereto agree as follows:

    1. Waiver. Lender hereby waives until July 1, 1994 any default, breach, violation or event of default existing as of the date hereof under any of the Credit Agreements (and the notes issued thereunder) or the Extension Agreement (including any cross default(s) arising under (A) Section 6.1(c) of each of the Credit Agreements (and the notes issued thereunder) and (B)
Section 6.1(d) of each of the TCB Agreement and the SCB Agreement (and the notes issued thereunder), resulting from the failure of Borrower to (i) satisfy the current ratio requirement set forth in Section 4.1(f) of each of the TCB Agreement and the SCB Agreement; (ii) deliver the annual report of the Borrower within the period required by Section 4.1(k)(i) of each of the Pier 1 Agreement and the TCB Agreement and (iii) timely deliver the notice required by Section 4.1(k)(iv) of each of the Credit Agreements with respect to the foregoing items (i) and (ii). With respect to matters arising as a result of or from the matters described above, Lender hereby agrees to forbear from exercising its rights and remedies under the Credit Agreements (and the notes issued thereunder) until July 1, 1994.

    2. Delivery of Annual Report. The Borrower hereby covenants to deliver to Lender its Annual Report on Form 10-K for the fiscal year ended January 31, 1994 as soon as such report is available.

    3. Amendment of the Pier 1 Agreement. Effective as of the date hereof, Borrower shall not have the right to obtain extensions of credit under the Pier 1 Agreement in excess of amounts outstanding thereunder as of the date hereof.

    4. Status of the Credit Agreements. This Agreement is limited solely for the purpose and to the extent expressly set forth herein, and nothing herein contained or implied shall constitute a waiver or amendment of any other term or condition of the Credit Agreements or of any right, power or remedy of Lender with respect thereto.

    5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing such a counterpart.

    6. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the principles of conflict of laws thereunder.

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.


                                 SUNBELT NURSERY GROUP, INC.


                                 By: ________________________
                                 Title: _____________________

                                 PIER 1 IMPORTS, INC.


                                 By: ________________________
                                 Title: _____________________


                                 PIER-SNG, INC.


                                 By: ________________________
                                 Title: _____________________

    To induce Lender to enter into the foregoing Agreement, each of the undersigned consent and agree (i) to the execution and delivery of the foregoing Agreement, (ii) that such agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect any obligations, guarantees or assurances heretofore granted by each of the undersigned to Lender, which shall each continue to be in full force and effect. Each of the undersigned parties waive notice of acceptance of this Agreement by Lender, which Agreement shall be binding upon each of the undersigned and the successors and assigns of each of the undersigned and shall inure to the benefit of Lender and their successors and assigns.

                                 WOLFE NURSERY, INC.


                                 By: ________________________
                                 Title: _____________________

                                 TIP TOP NURSERIES, INC.


                                 By: ________________________
                                 Title: _____________________


                                 HOUSTON PATIO & GARDEN CENTERS, INC.


                                 By: ________________________
                                 Title: _____________________


                                 GREEN BROS. NURSERY, INC.


                                 By: ________________________
                                 Title: _____________________


                                 SUNBELT MANAGEMENT SERVICES, INC.


                                 By: ________________________
                                 Title: _____________________


                                 NURSERYLAND GARDEN CENTERS, INC.


                                 By: ________________________
                                 Title: _____________________